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                                                                    EXHIBIT 23.7




                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 4, 1996 included in American Travellers Corporation Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.





                                                         /s/ARTHUR ANDERSEN LLP
                                                        -----------------------
                                                        ARTHUR ANDERSEN LLP




Philadelphia, PA
October 28, 1996